United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
December 31, 2009
Lender Processing Services, Inc.
(Exact name of Registrant as Specified in its Charter)
001-34005
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	26-1547801 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-5100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 31, 2009, Lender Processing Services, Inc. (the “Company”) entered into amended and restated employment agreements with each of Jeffrey S. Carbiener, Francis K. Chan, Daniel T. Scheuble and Eric D. Swenson. Messrs. Carbiener, Chan, Scheuble and Swenson are named executive officers of the Company. Each executive’s employment agreement provides for a three-year term expiring on December 31, 2012, and contains a provision for automatic annual extensions following the initial three-year period and continuing thereafter unless either party provides timely notice that the term should not be extended.
     The primary purposes of the new agreements are (i) to eliminate the provisions in the agreements which provided for a tax gross-up in the event that the total payments and benefits made under the agreements or under other plans or arrangements between the Company and the executive were subject to the federal excise tax on parachute payments; (ii) to eliminate the requirement that the executive be employed on the annual bonus payment date in order to receive an earned and accrued bonus payment with respect to performance in the preceding year under the Company’s annual incentive plan; and (iii) to eliminate an exception to the non-competition provisions of the agreements which allowed the executive to work for certain former affiliates of the Company.
     Except as discussed above, the employment agreements are substantially similar to those entered into between the Company and the executives in August 2008, including with respect to compensation and benefits and payments to be made to the executive in the event his employment is terminated by the Company for any reason other than “cause,” death or disability, or by the executive for “good reason.”
     The foregoing summary of the terms of the employment agreements is qualified in its entirety by reference to Messrs. Carbiener’s, Chan’s, Scheuble’s and Swenson’s employment agreements, which are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.
Item 9.01. Financial Statements and Exhibits.
99.1	Employment Agreement between the Company and Jeffrey S. Carbiener, dated December 31, 2009.

99.2	Employment Agreement between the Company and Francis K. Chan, dated December 31, 2009.

99.3	Employment Agreement between the Company and Daniel T. Scheuble, dated December 31, 2009.

99.4	Employment Agreement between the Company and Eric D. Swenson, dated December 31, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lender Processing Services, Inc.
Date: January 6, 2010	By:	/s/ Francis K. Chan
Francis K. Chan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Employment Agreement between the Company and Jeffrey S. Carbiener, dated December 31, 2009.

99.2	Employment Agreement between the Company and Francis K. Chan, dated December 31, 2009.

99.3	Employment Agreement between the Company and Daniel T. Scheuble, dated December 31, 2009.

99.4	Employment Agreement between the Company and Eric D. Swenson, dated December 31, 2009.